Exhibit 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	2
2. AMENDMENT/MODIFICATION NO. P00024		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable) ASPR-22-00229
6. ISSUED BY HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR—BARDA02
ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Kady Honeychurch SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK NY 100658014			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100023C
10B. DATED (SEE ITEM 13) 06/01/2011
CODE 1385150		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

□ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                 □ is extended,         □ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Decrease: -$7,791.20 See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR 43.103(a) Bilateral Modification - Modification by mutual agreement of the parties.
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:         13-3864870

UEI: VJRNRTSL22K4

The purpose of this bilateral modification is to de-obligate canceling funds from requisition 0S190398 in the amount of $7,791.20.

All other terms and conditions remain unchanged.

OTA: N

Discount Terms: HHS NET 30P

Period of Performance: 09/01/2008 to 02/08/2024

Change Item 7 to read as follows (amount shown is the obligated amount):

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JONATHAN F. GONZALEZ
15B CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)		15C. DATE SIGNED 21 Sept. 2023	16B. UNITED STATES OF AMERICA /s/ Jonathan F. Gonzalez (Signature of Contracting Officer)	16C. DATE SIGNED 21 Sept. 2023
Previous edition unusable			STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/P00024			PAGE OF
				2	2
NAME OF OFFICER OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

7	ASPR-17-00856 Exercise of CLINS 3 4 5 7 8				-7,791.20

	Accounting Info: 2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103 Funded: -$7,791.20

	Accounting Info: 2019.1992019.25106 Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106 Funded: $0.00

	Accounting Info: 2019.1992018.25106 Appr. Yr.: 2019 CAN: 1992018 Object Class: 25106 Funded: $0.00

	Accounting Info: 2022.1992022.25106 Appr. Yr.: 2022 CAN: 1992022 Object Class: 25106 Funded: $0.00

	ASPR-22-00229 CLIN 0005 Phase I - IV DP Stability: funding per re-determined indirect rates
	Original funding: $959,798.00 + Mod 23 funding $219,872.37 = Revised funding $1,179,670.37
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	PSC: AN13 NAICS: 541711 COR is Annie Lu, Ph.D. (202) 604-5814, Xi.Lu@hhs.gov

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110